UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) January 26, 2006

TEXOLA ENERGY CORPORATION

(Exact name of registrant as specified in its charter)

Nevada
(State or other jurisdiction of incorporation)

333-114995
(Commission File Number)

47-0930829

(IRS Employer Identification No.)

206 - 475 Howe Street, Vancouver, B.C. Canada V6C 2B3

(Address of principal executive offices and Zip Code)

604.685.8355

(Registrant's telephone number, including area code)

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On January 26, 2006, Raymond Li, Patrick Fung and Y.R. (Joe) Boury, all resigned as members of our company's board of directors. There were no disagreements among Mr. Li, Mr. Fung and Mr. Boury, our company or our company's board of directors on any matter relating to our company's operations, policies or practices and there were no disagreements on any matter relating to the resignations of Mr. Li, Mr. Fung and Mr. Boury as directors of our company.

On January 26, 2006, Patrick Fung also resigned as Vice President of our company.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TEXOLA ENERGY CORPORATION

By: /s/ Thornton Donaldson
Name: Thornton Donaldson
Title: President, Secretary, Treasurer and Director
Dated: January 27, 2006